UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

LANDS’ END, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane
Dodgeville, Wisconsin		53595
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2024, Lands’ End, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The items submitted to a vote of the Company’s stockholders (the “Stockholders”) at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 10, 2024. The results of such Stockholder votes are set forth below:

1.
Election of Directors. Each of Robert Galvin, Elizabeth Leykum, Josephine Linden, John T. McClain, Andrew J. McLean and Alicia Parker was elected to the Board of Directors of the Company, each to serve until the Company’s 2025 Annual Meeting of Stockholders or until their successor is elected and qualified, or earlier death, resignation, disqualification or removal. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	27,981,342	591,593	1,457,686
Elizabeth Leykum	27,337,186	1,235,749	1,457,686
Josephine Linden	28,130,011	442,924	1,457,686
John T. McClain	28,339,302	233,633	1,457,686
Andrew J. McLean	28,454,933	118,002	1,457,686
Alicia Parker	28,499,393	73,542	1,457,686

2.
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
28,274,325	292,099	6,511	1,457,686

3.
Advisory Vote to Approve the Frequency of Holding Future Stockholder Votes Regarding the Compensation of the Company’s Named Executive Officers. The Stockholders voted, on a non-binding advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every year. The votes on this matter were as follows:

1 Year	2 Years	3 Years	Abstain
27,174,014	27,511	1,366,049	5,361

Based on the results of the vote, and consistent with the Board of Director’s recommendation, the Company has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

4.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024. The Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The votes on this matter were as follows:

For	Against	Abstain
29,938,685	66,375	25,561

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date:	May 9, 2024	By:	/s/ Peter L. Gray
Name: Peter L. Gray Title: Chief Commercial Officer, Chief Administrative Officer and General Counsel